UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025

MOUNT LOGAN CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42813	33-2698952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Madison Avenue, 3rd Floor New York, New York (Address of principal executive offices)		10022 (Zip Code)
(212) 891-2880
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MLCI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☒

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.
This Amendment No. 1 to the Current Report on Form 8-K amends Item 2.01 and Item 9.01 of the Current Report on Form 8-K filed by Mount Logan Capital Inc., a Delaware corporation (formerly known as Yukon New Parent, Inc., the “Company”), on September 16, 2025 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report) on September 12, 2025 (the “Effective Time”). To the extent there is a conflict between the information contained in this Amendment No. 1 to Current Report on Form 8-K and the information contained in such prior reports and documents that has been incorporated by reference herein, the information in this Amendment No. 1 to Current Report on Form 8-K controls.

This Amendment No.1 to the Current Report on Form 8-K (i) update certain disclosures under Item 2.01 of the Original Report; (ii) supplements the financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (x) the unaudited interim consolidated financial statements for the three and six months ended June 30, 2025 of Legacy MLC, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2025, and (y) the unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2025 for the Business Combination; and (iii) adds the exhibits included below under Item 9.01(d).

This Amendment No. 1 to the Current Report on Form 8-K does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1 to the Current Report on Form 8-K.

Unless otherwise indicated or the context otherwise requires, references in this Amendment No. 1 to the Current Report on Form 8-K to the “Company,” “Mount Logan,” “New Mount Logan,” “we,” “us” and “our,” refer to the combined company following consummation of the Merger.

Terms used in this Amendment No. 1 to Current Report on Form 8-K but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meanings given to such terms in the final prospectus and definitive proxy statement, dated July 11, 2025 (File No. 333-286043), filed with the Securities and Exchange Commission (“Commission”) by the Company (the “Proxy Statement/Prospectus”), and such definitions are incorporated herein by reference.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” and under Item 5.06 of this Amendment No. 1 to the Current Report on Form 8-K are incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Item 2.01(f) of the Current Report on Form 8-K states that, if the registrant was a shell company, as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as Yukon New Parent, Inc. was immediately before the Business Combination, the registrant must include herein the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the registrant’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the transaction.

Item 2.01(f) of the Current Report on Form 8-K further states that, if any disclosure required by such Item 2.01(f) is previously reported, as such term is defined in Rule 12b-2 under the Exchange Act, the registrant may identify the filing in which such disclosure is included instead of including such disclosure in the Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Amendment No. 1 to the Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, capital resources, portfolio performance and results of operations. Likewise, the Company’s consolidated financial statements and statements regarding anticipated growth in its operations, anticipated market conditions, demographics and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Amendment No. 1 to the Current Report on Form 8-K and the exhibits attached hereto are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that it has anticipated. Actual results may differ materially from those in the forward-looking statements. Some factors that could cause the Company’s actual results to differ include:
•the risk that any synergies from the Business Combination may not be fully realized or may take longer to realize than expected;
•the risk of litigation related to the Business Combination;
•variability in revenues, earnings, and cash flows and the resulting impact on quarterly earnings trends and stock price volatility;
•the intensity of competition in asset management and insurance markets and constraints on the ability to execute growth strategies and maintain or increase market share or margins;
•reliance on technology and information systems, including third party and systems provided by BC Partners Advisors L.P. (“BCPA”), and risks related to cybersecurity, data integrity, and operational resilience;
•dependence on management’s assumptions, estimates, models, and judgment, and the risk that actual outcomes diverge materially from those assumptions;
•illiquidity of certain assets under management and insurance investments, and the impact of limited liquidity on valuation, portfolio management, and capital allocation;
•dependence on access to financing markets and the availability, cost, and terms of capital and liquidity;
•risks associated with the use of hedging and other risk management instruments, including costs, basis risk, counterparty exposure, and potential ineffectiveness;
•adverse political, market, and economic conditions and their effects on investment performance, funding costs, client activity, and policyholder behavior;
•dependence on BCPA and key BCPA personnel;
•actual and potential conflicts of interest arising from the relationship with BCPA;
•concentration risk associated with managing a limited number of funds and investments;
•complexities and subjectivity in valuing illiquid assets, including model risk and sensitivity to assumptions;
•the heavily regulated nature of the insurance business; and
•the increased expenses and compliance requirements associated with being a U.S. public company.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section of this Amendment No. 1 to the Current Report on Form 8-K entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business
The information required by this item is contained in the Proxy Statement/Prospectus, in the sections entitled “Business of Mount Logan” beginning on page 263, “Business of 180 Degree Capital” beginning on page 345, and Annex F

“Information Concerning New Mount Logan Following the Business Combination” beginning on page F-1, and are incorporated herein by reference.

Risk Factors
The information required by this item is contained in the Proxy Statement/Prospectus, in the section entitled “Risk Factors,” is incorporated herein by reference, specifically, the subsection titled “Risks Relating to Mount Logan and New Mount Logan” beginning on page 43.

Financial Information
The information required by this item is contained in the Proxy Statement/Prospectus in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Mount Logan” beginning on page 275 and “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 181, which is incorporated herein by reference.

Reference is also made to the disclosure set forth under Item 9.01 of this Amendment No. 1 to the Current Report on Form 8-K concerning the financial information of the Company and Exhibits 99.2 and 99.3 hereto.

Properties
Our principal executive and administrative offices are located at 650 Madison Avenue, 3rd Floor, New York, NY 10022. This space is leased by BCPA and we reimburse BCPA for a portion of the lease expense pursuant to the Servicing Agreement. This space is used by both segments of Mount Logan.

Mount Logan does not currently have any investments or interests in any real estate on its own behalf, nor does it have for its own benefit any investments or interest in any real estate mortgages or securities of persons engaged in real estate activities, though Ability does from time to time make such investments and hold such interests for the benefit of policyholders.

Security Ownership of Certain Beneficial Owners and Management
The following information table sets forth information known to the Company regarding the beneficial ownership of shares of the Company’s common stock as of September 30, 2025 by:
•each person known to the Company to be the beneficial owner of more than 5% of outstanding shares of the Company’s shares of common stock;
•each of the Company’s executive officer or director; and
•all executive officers and directors of the Company as a group.
Beneficial ownership is determined according to the rules of the Commission, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares of the Company’s common stock issuable upon exercise of options and Company warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of the Company’s shares of common stock is based on 12,786,792 shares of commons stock issued and outstanding as of September 30, 2025.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Directors and Named Executive Officers:
Edward J. Goldthorpe	215,570	1.7%
David Brian Allen	31,617	*
Sabrina Liak Yuan Yi	39,256	*
Buckley T. Ratchford	31,617	*
R. Rudolph Reinfrank	56,868	*
Parker Anders Weil	6,251	*
Matthew Joseph Westwood	—	—
Nikita Klassen	16,736	*
Henry Han-Wei Wang	50,155	*
All executive officers and directors as a group (10 persons)	448,070	3.5%
_______________
*    Less than 1%
Directors and Executive Officers
The information required by this item is contained in the Proxy Statement/Prospectus in the section entitled “Management of New Mount Logan” beginning on page 200 and is incorporated herein by reference.

Executive Compensation
“Named Executive Officer” means: (i) all individuals serving as Legacy MLC’s Chief Executive Officer (“PEO”) or acting in a similar capacity during the fiscal year ended December 31, 2024, regardless of compensation level; (ii) Legacy MLC’s two most highly compensated executive officers, other than the PEO, who were serving as executive officers at the end of the 2024 fiscal year; (c) up to two additional individuals for whom disclosure would have been provided pursuant to (ii) but for the fact that the individual was not serving as an executive officer of Legacy MLC at the end of the 2024 fiscal year.
For the financial year ended December 31, 2024, Legacy MLC had three (3) Named Executive Officers, namely: (a) Edward Goldthorpe, Chief Executive Officer; (b) Nikita Klassen, Chief Financial Officer and Corporate Secretary; and (c) Henry Wang, President. The following table presents the compensation earned by the Named Executive Officers for the years ended December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(2)	Total Compensation ($)
Edward Goldthorpe Chief Executive Officer	2024	Nil	$553,656	$553,656
	2023	Nil	Nil	Nil
Nikita Klassen(1) Chief Financial Officer and Corporate Secretary	2024	$177,500	$102,167	$279,863

Henry Wang President	2024	Nil	$182,990	$182,990
	2023	Nil	Nil	Nil
______________
1.Ms. Klassen became Chief Financial Officer of Legacy MLC in April 2024 and was not a NEO in 2023.
2.Represents the fair value at the date of grant for restricted share units (“RSUs”) (including the DEUs) granted to each Named Executive Officer. The fair values are based on the closing price of the Shares on the Exchange on the date of grant as converted to US dollars at the Bank of Canada’s conversion rate on the date of grant. The actual value received was different as it depended on the price of the underlying Shares at the time such RSUs vested and were settled in connection with the Business Combination.

Outstanding Equity Awards at Fiscal Year-End
As of December 31, 2024, there were no options outstanding under the Legacy MLC Stock Option Plan (the “Option Plan”) and there were 1,432,952 restricted share units (“RSUs”) outstanding under the Legacy MLC Performance and Restricted Share Unit Plan (the “PR Plan”). As of December 31, 2024, an aggregate of 2,451,358 Shares remained available for future issuance under the Option Plan and PR Plan, on a combined basis. As at the financial year ended December 31, 2024, Legacy MLC did not have any equity plans that had not been approved by Shareholders. In connection with the Business Combination, the Option Plan and the RSU Plan were terminated, and the Board of Directors of the Company (the “Board”) approved the Mount Logan Capital Inc. 2025 Omnibus Incentive Plan (the “New Plan”), with an aggregate of 2,600,000 shares of Mount Logan common stock available for issuance. Following the Business Combination, it is expected that each of the NEOs will receive an equity incentive award under the New Plan.

The following table provides information regarding the outstanding stock awards held by Legacy MLCs named executive officers as of December 31, 2024. All such stock awards subsequently vested and were settled in connection with the Business Combination.

	Stock Awards
Name	Number of shares or units of stock that have not vested (#) (1)	Market value of shares of units of stock that have not vested ($) (2)
Edward Goldthorpe Chief Executive Officer	387,975	$736,047
Nikita Klassen Chief Financial Officer and Corporate Secretary	68,920	$130,751
Henry Wang President	135,791	$257,616
__________________
1.These amounts represent outstanding unvested time-based RSUs, which generally vest over two to three years on February 12, 2025, August 30, 2025, August 30, 2026 and August 30, 2027. In connection with the Business Combination, these awards vested and were settled.
2.Computed as of December 31, 2024. The closing price of Legacy MLC’s common stock on December 31, 2024 was $1.89.

Executive Employment Arrangements
Legacy MLC did not maintain any employment contract, agreement, plan, or arrangement that provided for the employment of, and payments to, its Named Executive Officers (including such payments to be made at, following or in connection with the resignation, retirement, or other termination of a Named Executive Officer, or following a change in control).
Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Legacy MLC did not grant awards of stock options, stock appreciation rights or similar option-like instruments during 2024. Accordingly, there is nothing to report under Item 402(x) of Regulation S-K.

Director Compensation
Director Compensation Table

The directors of Legacy MLC were compensated by Legacy MLC for the services that they provided to Legacy MLC as directors.

The following table sets forth the compensation paid to non-management Directors during the financial year ended December 31, 2024.

Name(1)	Fees Earned or paid in cash(2)	Stock Awards(3)(4)	Total
Perry Dellelce	$19,754	$717	$20,471
Sabrina Liak	$19,754	$717	$20,471
R. Rudolph Reinfrank	$27,208	$717	$27,925
David Allen	$23,481	$—	$23,481
Buckley Ratchford	$23,481	$—	$23,481
________________
1.Edward Goldthorpe was a Named Executive Officer and as such, did not receive compensation as a director.
2.Values shown were converted from CAD to USD at the average exchange rate reported by the Royal Bank of Canada for fiscal year 2024.
3.Represents the fair value for RSUs granted to each non-management Director as of December 31, 2024. For the grants included herein, the fair values were based on the closing price of the shares of common stock of Legacy MLC on Cboe Canada on December 31, 2024 to US dollars at the Bank of Canada’s conversion rate on that date.
4.As of December 31, 2024, the aggregate number of outstanding RSUs and dividend equivalent units were as follows: Mr. Dellelce 5,881; Ms. Liak 5,881; and Mr. Reinfrank 5,881. In connection with the Business Combination, these awards vested and were settled.

Director Compensation Program

Directors of Legacy MLC were paid a retainer of C$25,000 per annum. In addition, the Chair of the Audit Committee was paid a retainer of C$2,500 per annum, the Chair of the Corporate Governance and Nominating Committee was paid a retainer of C$2,500 per annum, the Chair of the Compensation Committee was paid a retainer of C$2,500 per annum and the Lead Director was paid a retainer of C$5,000 per annum. Directors were also paid C$500 per meeting attended (paid quarterly). The Chair of the Board was not paid a retainer for acting in such capacity. Each of the Directors also were entitled to stock-based compensation having the value of C$125,000 per annum, vesting over a three-year period.

Following the Business Combination, it is expected that each of the members of the board of directors of Mount Logan will be granted an equity incentive award under the New Plan. The New Plan contains a provision that no non-employee director will be granted compensation having an aggregate maximum value exceeding $350,000.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves, or has served during the last year, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on either company’s compensation committee.
Certain Relationships and Related Transactions, and Director Independence
The information required by this item is contained in the Proxy Statement/Prospectus in the sections entitled “Interests of Mount Logan Directors and Executive Officers in the Mergers” on page 197, “Interests of 180 Degree Capital Directors and Executive Officers in the Mergers” beginning on page 198, and “Certain Relationships and Related Person Transactions of Mount Logan” beginning on page 340, and are incorporated herein by reference.

Legal Proceedings
From time to time, we are involved in various legal proceedings, lawsuits and claims incidental to the conduct of our business. Our business is also subject to extensive regulation, which may result in regulatory proceedings against us. We are not currently party to any material legal proceedings.

Market Price of and Dividends on Common Equity and Related Stockholder Matters
The Company’s common stock began trading on the Nasdaq under the symbol “MLCI” on September 15, 2025. Prior to the completion of the Business Combination, the MLC Common Shares were listed on Cboe Canada under the symbol “MLC” and the TURN Common Shares were listed on the Nasdaq Global Market under the symbol “TURN.”

Immediately following the completion of the Business Combination, the Company had 12,786,792 shares of common stock issued and outstanding, held of record by 117 holders.

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Comparative Per Share Market Price and Dividend Information” on page 35 and Annex F “Information Concerning New Mount Logan Following the Business Combination—Dividends or Distributions” on page F-2, which are incorporated herein by reference.

Recent Sales of Unregistered Securities
None.

Description of Registrant’s Securities to be Registered
The information required by this item is contained in the Proxy Statement/Prospectus in the sections entitled “Description of New Mount Logan Share Capital,” beginning on page 209, and “Comparison of Shareholder Rights,” beginning on page 219, and is incorporated herein by reference.

Indemnification of Directors and Officers
On September 12, 2025, in connection with the consummation of the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers (the “Indemnification Agreements”). Each Indemnification Agreement provides for indemnification and advancements by the Company of certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as a director or executive officer of the Company.
The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, a form of which is filed as Exhibit 10.2 to this Amendment No. 1 to the Current Report on Form 8-K and incorporated herein by reference.
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
Reference is made to the information under Item 4.01 in the Company’s Current Report on Form 8-K filed with the Commission on November 7, 2025, which is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.

As reported in the Original Report, (i) the audited consolidated financial statements of Legacy MLC as of and for the years ended December 31, 2024 and 2023, the related notes, and the associated independent auditor’s reports, (ii) the audited consolidated financial statements of TURN as of and for the years ended December 31, 2024 and 2023, the related notes, and the associated independent auditor’s reports, (iii) the audited consolidated financial statements of Yukon New Parent, Inc. as of February 7, 2025, the related notes and the independent auditor’s report, and (iv) the unaudited pro forma condensed combined balance sheet of TURN and Legacy MLC as of and for the year ended December 31, 2024 giving effect to the Business Combination and related transactions, representing the information required to be filed by the Company under Item 9.01(a) and Item 9.01(b) to Form 8-K with respect to the Business Combination, were previously reported in the Proxy Statement/Prospectus. Pursuant to General Instruction B.3 of Form 8-K, such information was not additionally reported in the Original Report, and instead was incorporated by reference therein.

(a) Financial Statements of Business Acquired.

Legacy MLC’s unaudited consolidated financial statements as of and for the three and six month period ended June 30, 2025 and 2024, the related notes, and the related Management’s Discussion and Analysis of Financial Condition and

Results of Operations for the three and six months ended June 30, 2025, are attached hereto as Exhibit 99.2 and incorporated herein by reference.
TURN’s unaudited consolidated financial statements as of and for the six month period ended June 30, 2025 and 2024, the related notes and the related Management’s Discussion of Performance for the three and six months ended June 30, 2025, were previously included in the Form N-CSRS (File No. 811-07074) filed by TURN with the Commission on August 29, 2025, and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
Yukon New Parent Inc.’s unaudited consolidated financial statements as of June 30, 2025 and for the period from January 7, 2025 (inception) to June 30, 2025, the related notes, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2025, were previously included in the Quarterly Report on Form 10-Q (File No. 001-42813) filed by the Company with the Commission on August 25, 2025, and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
Additionally, the information set forth in Item 2.01 of this Amendment No. 1 to the Current Report on Form 8-K under the section entitled “Financial Information” is incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of TURN and Legacy MLC as of June 30, 2025, the unaudited pro forma condensed combined statement of operations for the six month period ended June 30, 2025, and the unaudited notes related thereto are attached hereto as Exhibit 99.3 and incorporated herein by reference.
Additionally, the information set forth in Item 2.01 of this Amendment No. 1 to the Current Report on Form 8-K under the section entitled “Financial Information” is incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, dated as of January 16, 2025, by and among Mount Logan Capital Inc., 180 Degree Capital Corp., Yukon New Parent, Inc., Polar Merger Sub, Inc. and Moose Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 16, 2025)

2.2
Amendment to Agreement and Plan of Merger, dated as of July 6, 2025, by and among Mount Logan Capital Inc., 180 Degree Capital Corp., Yukon New Parent, inc., Polar Merger Sub, Inc. and Moose Merger Sub, LLC (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed September 16, 2025)

2.3
Amendment No. 2 to Agreement and Plan of Merger, dated as of August 17, 2025, by and among Mount Logan Capital Inc., 180 Degree Capital Corp., Yukon New Parent, inc., Polar Merger Sub, Inc. and Moose Merger Sub, LLC (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed September 16, 2025)

3.1	Amended and Restated Certificate of Incorporation of Mount Logan Capital Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed September 16, 2025)
3.2	Amended and Restated Bylaws of Mount Logan Capital Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed September 16, 2025)
4.1
Warrant Indenture, dated as of October 19, 2018, between Legacy MLC and Computershare Trust Company of Canada (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed September 16, 2025)

4.2
Warrant Indenture, dated as of January 26, 2024, between Legacy MLC and Odyssey Trust Company (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed September 16, 2025)

4.3
Supplemental Warrant Indenture, dated as of September 12, 2025, among Legacy MLC, Computershare Trust Company of Canada and the Company (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed September 16, 2025)

4.4
Supplemental Warrant Indenture, dated as of September 12, 2025, among Legacy MLC, Odyssey Trust Company and the Company (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed September 16, 2025)

10.1#	2025 Omnibus Equity Incentive Plan (incorporated by reference to Annex E to the Company’s Registration Statement on Form S-4 filed July 9, 2025)
10.2#	Form Indemnification Agreement (incorporated by reference to Exhibit 10.3 to Amendment No. 3 to the Company’s Registration Statement on Form S-4 filed July 7, 2025)
10.3#**
Staffing and Resource Agreement, dated November 18, 2025, by and between Mount Logan Capital Inc. and BC Partners Advisors L.P. (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed November 19, 2025)

10.4#
Amended and Restated Master Services Agreement between MLC US Holdings LLC and Sierra Crest Investment Management LLC (incorporated by reference to Exhibit 10.11 to Amendment No. 2 to the Company’s Registration Statement on Form S-4 filed June 12, 2025)

10.5#
Staffing Agreement by and among Mount Logan Management, LLC and BC Partners Advisors L.P. (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the Company’s Registration Statement on Form S-4 filed June 12, 2025)

99.1	Press release, dated September 12, 2025 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed September 16, 2025)
99.2†
Interim Consolidated Financial Statements of Legacy MLC for the three and six months ended June 30, 2025 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2025

99.3†	Unaudited Pro Forma Condensed Combined Financial Information for the Business Combination as of and for the six months ended June 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
________________
* Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Commission upon its request.
** Certain schedules have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.
† Filed herewith.
# Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOUNT LOGAN CAPITAL INC.

Date: November [●], 2025	By:	/s/ Edward Goldthorpe
	Name:	Edward (Ted) Goldthorpe
	Title	Chief Executive Officer